UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2015

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-924 1114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

Share Purchase Agreement

On June 18, 2015, OphthaliX, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) with Improved Vision Systems (I.V.S) Ltd (“IVS”), an Israeli company, Dan Oz, founder and shareholder of IVS and all other shareholders of IVS (Mr. Oz, together with all other shareholders, the “Sellers”).  Upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire IVS from the Sellers through the transfer to the Company of all issued and outstanding ordinary shares of IVS in exchange for (i) the issuance by the Company of an aggregate of 2,920,748 shares of common stock of the Company to the Sellers, (ii) the issuance by the Company of options to purchase an aggregate of 303,174 shares of common stock of the Company to holders of commitments to be granted options to purchase ordinary shares of IVS (the “Option Holders”), and (iii) the issuance by the Company of an aggregate of 2,219,771 shares of common stock of the Company to the Sellers and options to purchase 230,411 shares of common stock of the Company to the Option Holders upon the fulfillment of certain milestones (collectively, the "Milestone Securities").

The Milestone Securities shall be issued as follows: (i) 1,289,569 Milestone Securities shall be issued upon successful completion of a human clinical study of the first application of the Company’s eye tracking product as shall be approved by an independent expert, mutually agreed upon by Mr. Oz and the Company, and acceptance for publication of the study in a reputable peer reviewed journal, and (ii) 1,160,613 Milestone Securities shall be issued upon the first commercial sale of the Company’s eye tracking product.

The Company has agreed to file a registration statement registering the resale of the Company’s common stock issuable under the Agreement at such times and covering such amounts of shares as set forth in the Agreement.

The Agreement further provides that concurrently with the initial closing, Ran Yam shall be appointed as Chief Executive Officer of the Company replacing Pnina Fishman who is currently serving as interim Chief Executive Officer of the Company and Mr. Oz shall be appointed as Chief Technology Officer of the Company and that both Mr. Yam and Mr. Oz shall be appointed to the board of directors of the Company.

In addition to customary closing conditions, the initial closing is subject to, among other things, the following: (i) the Sellers shall have obtained a ruling from the Israeli Tax Authority, (ii) completion of a fundraising by the Company in an amount no less than the greater of $6 million or the minimum amount to meet the shareholder equity requirements to up-list the Company to a national securities exchange, and (iii) receipt of approval by the Company to up-list the Company to a national securities exchange. If the initial closing does not take place prior to August 15, 2015, then the Agreement shall automatically terminate, unless otherwise agreed to in writing between the Company, IVS and Mr. Oz.

Each of the Company, IVS and Sellers have made customary representations and warranties in the Agreement and the Agreement contains customary indemnification provisions subject to certain limitations of liability contained in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

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Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth under Item 1.01 are incorporated herein by reference.

The shares of the Company’s common stock issuable to the Sellers pursuant to the Agreement are being offered and sold in reliance upon the exemption from registration provided by Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance on Rule 903 of Regulation S is based on the fact that the shares are being sold in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. The Company did not engage in any directed selling efforts in the United States in connection with the sale of the shares, and the Sellers have represented that they are not U.S. persons and did not acquire the shares for the account or benefit of any U.S. person.

Item 7.01 Regulation FD Disclosure

On June 19, 2015, the Company issued a press release regarding the Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, about the Company’s expectations, beliefs or intentions. In addition, from time to time, The Company or its representatives have made or may make forward-looking statements, orally or in writing. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. These forward-looking statements may be included in, but are not limited to, various filings made by the Company with the SEC, press releases or oral statements made by or with the approval of one of the Company’s authorized executive officers. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause the Company’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to enter into a potential financing transaction, failure to up-list to a national securities exchange, failure to otherwise satisfy any closing conditions, reaction to the proposed acquisition by strategic partners and employees; the diversion of management's time on issues relating to the proposed acquisition; the inability to integrate IVS’s operations into those of the Company, the inability to realize expected synergies from the proposed acquisition; changes in the stock price of the Company prior to closing; material adverse changes in the Company’s or IVS’s operations; a decline in the economy, as well as the risk factors set forth in the Company’s filings with the SEC. In addition, the Company operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond its control. The Company undertakes no obligation to publicly update these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

2.1

Share Purchase Agreement by and between OpthaliX, Inc., Improved Vision Systems (I.V.S) Ltd.,  Dan Oz and all other shareholders of Improved Vision Systems (I.V.S) Ltd. (The schedules and exhibits to the Share Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit).

99.1	Press Release dated June 19, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date: June 19, 2015	By:	/s/ Pnina Fishman
Pnina Fishman, Interim CEO

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